EXHIBIT 99.1


                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A



           Interest Period September 15, 1997 through October 14, 1997

         Collection Period September 1, 1997 through September 30, 1997




The undersigned officer of Bank One, Texas, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:     /s/Jeff Stewart           Attested:      /s/ Chris Klimko

               Jeff Stewart                             Secretary
               Vice President                           Bank One, Texas, N.A.
               Bank One, Texas, N.A.


A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------
(A) Total Receivable Balance                                                       537,526,728.62
(B) Total Certificate Balance                                                      537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                95.50%
    (ii)  Original Class A Principal Balance                                       513,340,000.00
    (iii) Class A Pass-Through Rate                                                          6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                 4.50%
    (ii)  Original Class B Principal Balance                                        24,186,728.62

    (iii) Class B Pass-Through Rate                                                          6.25%
(E) Servicing Fee Rate (per annum)                                                           1.00%
(F) Weighted Average Coupon (WAC)                                                          11.649%
(G) Weighted Average Original Maturity (WAOM)                                               59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                               50.62 months
(I) Number of Receivables                                                                  41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial
          Certificate Balance)                                                               1.75%
    (ii)  Reserve Fund Initial Deposit                                               9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75%
               charge-off and delinquency triggers not hit-otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                         1.50%
          (c) Percent of Remaining Certificate Balance                                       4.00%
          (d) Trigger Percent of Remaining Certificate Balance                               9.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   ---------------------------------------------
(A) Total Receivable Balance                                                       233,511,358.77
(B) Total Certificate Balance                                                      233,511,358.77
(C) Total Certificate Pool Factor                                                       0.4344181
(D) Class A
    (i)  Class A Certificate Balance                                               223,004,205.26
    (ii) Class A Certificate Pool Factor                                                0.4344181

(E) Class B Certificates
    (i)  Class B Certificate Balance                                                10,507,153.51
    (ii) Class B Certificate Pool Factor                                                0.4344181
(F) Reserve Fund Balance                                                            21,016,022.29
(G) Cumulative Net Losses for All Prior Periods                                     15,937,792.22
(H) Charge-off Rate for Second Preceding Period                                              2.48%
(I) Charge-off Rate for Preceding Period                                                     2.78%
(J) Delinquency Percentage for Second Preceding Period                                       0.77%
(K) Delinquency Percentage for Preceding Period                                              0.93%
(L) Weighted Average Coupon (WAC)                                                          11.520%
(M) Weighted Average Remaining Maturity (WAM)                                               36.09 months
(N) Number of Receivables                                                                  24,465

C. INPUTS FROM THE MAINFRAME
   -------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                     10,789,988.12
    (ii)  Prepayments in Full                                                                0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                     0.00
    (iv)  Other Refunds Related to Principal                                                 0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                       2,279,772.64
    (ii)  Repurchased Loan Proceeds Related to Interest                                      0.00
(C) Weighted Average Coupon (WAC)                                                           11.52%
(D) Weighted Average Remaining Maturity (WAM)                                               35.33 months
(E) Remaining Number of Receivables                                                        23,627




(F) Delinquent Receivables                        Dollar Amount                          #  Units
                                                  --------------                   --------------
    (i)   30-59 Days Delinquent                        6,864,891        3.09%                 715
    (ii)  60-89 Days Delinquent                        1,696,856        0.76%                 176
    (iii) 90 Days or More Delinquent                     978,562        0.44%                 101

D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------
(A) Reserve Fund Investment Income                                                      93,524.60
(B) Collection Account Investment Income                                                 6,483.97
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                        554,131.33
     (ii)  Realized Losses for Collection Period                                       548,441.95
(C)(i)-(D)(i)
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                      5,689.38
    (ii)  Liquidation Proceeds Related to Interest                                           0.00
    (iii) Recoveries from Prior Month Charge Offs                                      176,787.60


E. COLLECTIONS
   -----------
Interest Collections:
(A) Interest Payments Received                                                       2,279,772.64
(B) Liquidation Proceeds Related to Interest                                                 0.00
(C) Repurchased Loan Proceeds                                                                0.00
(D) Recoveries from Prior Month Charge Offs                                            176,787.60
                                                                                   --------------
(E) Interest Collections                                                             2,456,560.24

Principal Collections:
(F) Principal Payments Received                                                     10,789,988.12
(G) Liquidation Proceeds Related to Principal                                            5,689.38
(H) Other Refunds Related to Principal                                                       0.00
                                                                                   --------------
(I) Principal Collections                                                           10,795,677.50

(J) Total Collections                                                               13,252,237.74


F. DISTRIBUTABLE AMOUNTS
   ---------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                194,592.80
    (ii)  Prior Collection Period unpaid Servicing Fees                                      0.00
                                                                                   --------------
    (iii) Total Servicing Fee                                                          194,592.80


Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                   1,133,604.71
    (ii)  Class A prior period Interest Carryover Shortfall                                  0.00
                                                                                   --------------
    (iii) Class A Interest Distribution                                              1,133,604.71

(C) Class B Certificates
    (i)   Class B Monthly Interest                                                      54,724.76
    (ii)  Class B prior period Interest Carryover Shortfall                                  0.00
                                                                                   --------------
    (iii) Class B Interest Distribution                                                 54,724.76

(D) Total Certificate Interest Distribution                                          1,188,329.47
(E) Total Certificate Interest Distribution plus Total Servicing Fee                 1,382,922.27


Principal:
(F) Principal Collections                                                           10,795,677.50
(G) Realized Losses                                                                    548,441.95
                                                                                   --------------
(H) Total Monthly Principal                                                         11,344,119.45

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                 10,833,675.74
    (ii)  Class A prior period Principal Carryover Shortfall                                 0.00
                                                                                   --------------
    (iii) Class A Principal Distribution                                            10,833,675.74
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                    510,443.71
    (ii)  Class B prior period Principal Carryover Shortfall                                 0.00
                                                                                   --------------
    (iii) Class B Principal Distribution                                               510,443.71

(K) Total Principal Distribution                                                    11,344,119.45

(L) Total Interest and Principal Distribution Amounts
     plus Servicing Fee                                                             12,727,041.72



G. DISTRIBUTIONS
   -------------
(A) Total Interest Collections available to be distributed                           2,456,560.24
(B)  Class B Percentage of Principal Collections                                       485,765.84
(C) Servicing Fee:
    (i)    Total Servicing Fee                                                         194,592.80
    (ii)   Servicing Fee paid                                                          194,592.80
                                                                                   --------------
    (iii)  Unpaid Servicing Fee                                                              0.00
(D) Total Interest Collections available to be distributed after
     Servicing Fee paid                                                              2,261,967.44
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                             1,133,604.71
    (ii)   Class A Interest Distribution paid from Interest Collections after
            Servicing Fee                                                            1,133,604.71
    (iii)  Total Interest Collections available after Class A Interest
            Distribution paid                                                        1,128,362.73
    (iv)   Class A Interest Distribution remaining to be paid                                0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of
            Principal Collections                                                            0.00
    (vi)   Class A Interest Distribution remaining to be paid                                0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                              0.00
    (viii) Class A Interest Carryover Shortfall                                              0.00
    (ix)   Class A Interest Distribution paid                                        1,133,604.71

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                 54,724.76
    (ii)  Class B Interest Distribution paid from Interest Collections after
           Class A Interest Distribution                                                54,724.76
    (iii) Total Interest Collections available after Class B Interest
           Distribution paid                                                         1,073,637.97
    (iv)  Class B Interest Distribution remaining to be paid                                 0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                               0.00
    (vi)  Class B Interest Carryover Shortfall                                               0.00
    (vii) Class B Interest Distribution paid                                            54,724.76

(G) Total Interest Paid                                                              1,188,329.47
(H) Total Interest and Servicing Fee Paid                                            1,382,922.27
(I) Total Interest Collections available after Servicing Fee and Class A
     and Class B Interest Distribution paid                                          1,073,637.97

Total Collections available to be distributed:
(J) Total Principal Collections                                                     10,795,677.50
(K) Excess Interest                                                                  1,073,637.97
(L) Less: Class B Percentage of Principal Collections used to pay Class A
     Interest Distribution                                                                   0.00
(M) Total Collections available to be distributed as principal                      11,869,315.47

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                            10,833,675.74
    (ii)  Class A Principal Distribution paid from total Collections
           available to be distributed                                              10,833,675.74
    (iii) Total Collections available after Class A Principal
           Distribution paid                                                         1,035,639.73
    (iv)  Class A Principal Distribution remaining to be paid                                0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                              0.00
    (vi)  Class A Principal Carryover Shortfall                                              0.00
    (vii) Total Class A Principal Distribution paid                                 10,833,675.74

(O) Class B Certificates
    (i)   Class B Principal Distribution                                               510,443.71
    (ii)  Class B Principal Distribution paid from total Collections
           available to be distributed                                                 510,443.71
    (iii) Total Collections available after Class B Principal
           Distribution paid                                                           525,196.02
    (iv)  Class B Principal Distribution remaining to be paid                                0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                              0.00
    (vi)  Class B Principal Carryover Shortfall                                              0.00
    (vii) Total Class B Principal Distribution paid                                    510,443.71

(P)  Total Excess Cash to the Reserve Fund                                             525,196.02



H. POOL BALANCE AND PORTFOLIO INFORMATION
   --------------------------------------

                                                                             Beginning                              End
                                                                             of Period                           of Period
                                                                          --------------                      --------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                              233,511,358.77                      222,167,239.32
    (ii)   Aggregate Certificate Pool Factor                                   0.4344181                           0.4133138
    (iii)  Class A Principal Balance                                      223,004,205.26                      212,170,529.52
    (iv)   Class A Pool Factor                                                 0.4344181                           0.4133138
    (v)    Class B Principal Balance                                       10,507,153.51                        9,996,709.80
    (vi)   Class B Pool Factor                                                 0.4344181                           0.4133138

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                                           11.52%                              11.52%
    (ii)   Weighted Average Remaining Maturity (WAM)                               36.09 months                        35.33 months
    (iii)  Remaining Number of Receivables                                        24,465                              23,627
    (iv)   Pool Balance                                                   233,511,358.77                      222,167,239.32


I. RECONCILIATION OF RESERVE ACCOUNT
   ---------------------------------
(A) Beginning Reserve Account Balance                                                                          21,016,022.29
(B) Less: Draw to pay Class A Interest Distribution                                                                     0.00
(C) Reserve Account Balance after draw                                                                         21,016,022.29
(D) Less: Draw to pay Class B Interest Distribution                                                                     0.00
(E) Reserve Account Balance after draw                                                                         21,016,022.29
(F) Less: Draw to pay Class A Principal Distribution                                                                    0.00
(G) Reserve Account Balance after draw                                                                         21,016,022.29
(H) Less: Draw to pay Class B Principal Distribution                                                                    0.00
(I) Reserve Account Balance after draw                                                                         21,016,022.29
(J) Total excess Collections deposited in the Reserve Fund                                                        525,196.02
(K) Reserve Fund Balance                                                                                       21,541,218.31
(L) Specified Reserve Account Balance                                                                          19,995,051.54
(M) Reserve Account Release to Seller                                                                           1,546,166.77
                                                                                                               -------------
(N) Ending Reserve Account Balance                                                                             19,995,051.54
                                                                                                               =============



J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   -----------------------------------------



(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                 5,689.38
    (ii)  Liquidation Proceeds Related to Interest                                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                           176,787.60
(B) Realized Losses for Collection Period                                                                         548,441.95
(C) Charge-off Rate for Collection Period (annualized)                                                                  1.96%
(D) Cumulative Aggregate Net Losses for all Periods                                                            16,309,446.57
(E) Delinquent Receivables


                                                                Dollar Amount                                       #  Units
                                                                -------------                                       -  -----
    (i)   30-59 Days Delinquent                                      6,864,891               3.09%                       715
    (ii)  60-89 Days Delinquent                                      1,696,856               0.76%                       176
    (iii) 90 Days or More Delinquent                                   978,562               0.44%                       101

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   -------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                               2.48%
    (ii)  Preceding Collection Period                                      2.78%
    (iii) Current Collection Period                                        1.96%
    (iv)  Three Month Average (Avg(i,ii,iii))                              2.41%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                               0.77%
    (ii)  Preceding Collection Period                                      0.93%
    (iii) Current Collection Period                                        1.20%
    (iv)  Three Month Average (Avg(i,ii,iii))                              0.97%

(C) Loss and Delinquency Trigger Indicator                 Trigger was hit

L.  STATEMENT TO CERTIFICATEHOLDERS
    -------------------------------

                                                                                                                Per $1,000 of
                                                                                                             Original Principal
(A)  Amount of distribution allocable to principal:                                        Dollars ($)             Balance
                                                                                  -----------------------    ------------------
    (i)    Class A Certificates                                                             10,833,675.74            21.1042890
    (ii)   Class B Certificates                                                                510,443.71            21.1042890

                                                                                                                Per $1,000 of
                                                                                                             Original Principal
(B)  Amount of distribution allocable to interest:                                      Dollars ($)                Balance
                                                                                  -----------------------    ------------------
    (i)    Class A Certificates                                                              1,133,604.71             2.2082922
    (ii)   Class B Certificates                                                                 54,724.76             2.2625944

(C)  Pool Balance as of the close of business on the last day of the
      Collection Period                                                                    222,167,239.32
                                                                                           --------------


                                                                                                                Per $1,000 of
                                                                                                             Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with                              Dollars ($)                Balance
      respect to the related Collection Period                                    -----------------------    ------------------
    (i)     Total Servicing Fee                                                                194,592.80
    (ii)    Class A Percentage of the Servicing Fee                                            185,836.84             0.3620151
    (ii)    Class B Percentage of the Servicing Fee                                              8,755.96             0.3620151

                                                                                                                Per $1,000 of
                                                                                                             Original Principal
                                                                                       Dollars ($)                 Balance
                                                                                  -----------------------    ------------------
(E)     (i)    Class A Interest Carryover Shortfall                                                  0.00             0.0000000
        (ii)   Class A Principal Carryover Shortfall                                                 0.00             0.0000000
        (iii)  Class B Interest Carryover Shortfall                                                  0.00             0.0000000
        (iv)   Class B Principal Carryover Shortfall                                                 0.00             0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)    Class A Interest Carryover Shortfall                                                  0.00             0.0000000
        (vi)   Class A Principal Carryover Shortfall                                                 0.00             0.0000000
        (vii)  Class B Interest Carryover Shortfall                                                  0.00             0.0000000
        (viii) Class B Principal Carryover Shortfall                                                 0.00             0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments allocated to principal
                                                                                                                  Pool Factor
                                                                                                             ------------------
(i)    Class A Pool Factor                                                                                            0.4133138
(ii)   Class B Pool Factor                                                                                            0.4133138

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)          548,441.95
                                                                                          --------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
      Collection Period                                                                     2,675,418.33

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date                         19,995,051.54
                                                                                          --------------

(J)  Aggregate outstanding principal balances for each class of
      certificates, after giving effect to all payments allocated to principal                                Principal Balance
                                                                                                             -------------------
    (i)    Class A Principal Balance                                                                              212,170,529.52
    (ii)   Class B Principal Balance                                                                                9,996,709.80

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders
      on such Distribution Date                                                                    0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
     Period ($)                                                                                    0.00
                                                                                          -------------


M. INSTRUCTIONS TO THE TRUSTEE
   ---------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                              194,592.80
     (ii)  Servicing Fees retained by the Seller                                      194,592.80
                                                                                   -------------
     (iii) Servicing Fees to be distributed to the Seller on the
            Distribution Date (i-ii)                                                                           0.00
                                                                                                      -------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
    Account:
      (i)  for the Class A Interest
            Distribution                                                            1,133,604.71
      (ii) for the Class A Principal
            Distribution                                                           10,833,675.74
                                                                                   -------------
      (iii)  Total (i+ii)                                                                             11,967,280.45
                                                                                                      -------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:
      (i)   for the Class B Interest Distribution                                      54,724.76
      (ii)  for the Class B Principal Distribution                                    510,443.71
                                                                                   -------------
      (iii) Total (i+ii)                                                                                 565,168.47
                                                                                                      -------------


(D) Withdraw excess Collections from the Collection Account and deposit
    in the Reserve Fund                                                                                  525,196.02
                                                                                                      -------------
(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
           Principal Collections                                                                               0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                               0.00
                                                                                                      -------------
     (iii) Total                                                                                                               0.00
                                                                                                                        ------------


(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the
            distribution of the Class A Interest Distribution                                                  0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                              0.00
                                                                                                      -------------
     (iii)  Total                                                                                                              0.00
                                                                                                                        -----------